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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 22, 2007

                            FOOTHILLS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            NEVADA                   001-31546                 98-0339560
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                    Identification No.)


                        4540 CALIFORNIA AVENUE, SUITE 550
                          BAKERSFIELD, CALIFORNIA 93309
          (Address of Principal Executive Offices, Including Zip Code)

                                 (661) 716-1320
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 22, 2007, Foothills Resources, Inc. (the "Company"), certain subsidiaries of the Company, and J. Aron & Company (the "Lender") entered into a First Amendment, dated as of June 14, 2007 (the "Amendment"), to its existing Credit and Guaranty Agreement, dated as of September 8, 2006 (the "Credit Agreement") by and between Company, certain subsidiaries of Company, and Lender.

The Amendment, among other things, amended certain of the debt and interest ratios in the Credit Agreement. The summary of the terms of the Amendment is qualified in its entirety by the text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit is furnished with this Form 8-K:

EXHIBIT NO.        DESCRIPTION

Exhibit 10.1 First Amendment to Credit and Guaranty Agreement, dated as of June 14, 2007, by and among Foothills Resources, Inc., certain subsidiaries of Foothills Resources, Inc., Various Lenders, and J. Aron & Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOOTHILLS RESOURCES, INC.


Date:    June 27, 2007                  /s/ W. Kirk Bosche
                                        ----------------------------------------
                                        Name:  W. Kirk Bosche
                                        Title: Chief Financial Officer


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                                                   EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

Exhibit 10.1 First Amendment to Credit and Guaranty Agreement, dated as of June 14, 2007, by and among Foothills Resources, Inc., certain subsidiaries of Foothills Resources, Inc., Various Lenders, and J. Aron & Company.